AMENDMENT AGREEMENT NO. 4 TO REGISTRATION RIGHTS AGREEMENT

This Fourth Amendment Agreement (this “Fourth Amendment Agreement”) is entered into as of November 2, 2016, by and between Great Basin Scientific, Inc., a Delaware corporation (the “Company”), and the undersigned holder (the “Holder”) which is one of the investors listed on the Schedule of Buyers (“Schedule of Buyers”) attached to that certain Securities Purchase Agreement between the Company and all of the investors listed on the Schedule of Buyers (the “Buyers”) dated December 28, 2015 (the “SPA”) with reference to the following facts:

A.       On December 28, 2015, the Company and the Buyers (as defined in the Registration Rights Agreement) entered into the SPA in relation to the issuance and sale by the Company and purchase by the Holders of: (i) that aggregate principal amount of senior secured convertible notes of the Company, in substantially the form attached to the SPA as Exhibit A (the “Notes”), set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (which aggregate principal amount of Notes for all Buyers was $22,100,000) and (ii) related Series D Warrants, in substantially the form attached to the SPA as Exhibit B (the “Warrants”), representing the right to acquire that number of shares of common stock of the Company, par value $0.0001 (“Common Stock”), set forth opposite such Buyer's name in column (4) on the Schedule of Buyers (as exercised, collectively, the “Warrant Shares”), which totaled in the aggregate 3,503,116 Warrant Shares.

B.       The issuance of the Notes and the Warrants occurred at a closing on December 30, 2015 (the “Closing Date”).

C.       In accordance with the terms of the SPA, the Company agreed to provide certain registration rights under the United States Securities Act of 1933, as amended and the rules and regulations thereunder pursuant to the Registration Rights Agreement by and between the Company and each of the Buyers (the “Original Registration Rights Agreement”) entered into December 30, 2015.

D.       On February 16, 2016, the Company and certain of the Buyers holding enough of the Notes and Warrants to constitute the Required Holders under Section 9(e) of the SPA and Section 10 of the Registration Rights Agreement entered into Amendment Agreement No.1 to the Original Registration Rights Agreement (the “First Amendment Agreement”), whereby the Company and the Buyers agreed to, among other things, to redefine the term “Initial Filing Deadline” as “February 29, 2016” and redefine “Initial Effectiveness Deadline” as “the date which is the earlier of (x) (i) in the event that the Initial Registration Statement is not subject to a review by the SEC, March 30, 2016 or (ii) in the event that the Initial Registration Statement is subject to a review by the SEC, April 14, 2016 and (y) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Initial Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Initial Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Initial Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.”

E.       On February 29, 2016, the Company and certain of the Buyers holding enough of the Notes and Warrant to constitute the Required Holders under Section 9(e) of the SPA and Section 10 of the Registration Rights Agreement entered into Amendment No. 2 to the Original Registration Rights Agreement (the “Second Amendment Agreement”), whereby the Company and the Buyers agreed to extend the deadline for filing the initial registration statement required thereunder registering shares of common stock issuable upon conversion of the Notes and exercise of the Warrants to March 1, 2016.

F.       On May 11, 2016, the Company and certain of the Buyers holding enough of the Notes and Warrants to constitute the Required Holders under Section 10 of the Registration Rights Agreement entered into Amendment Agreement No. 3 to the Registration Rights Agreement (the “Third Amendment Agreement”). In the Third Amendment Agreement, the Company and the Buyers agreed to extend the deadline for bringing the initial registration statement effective registering our shares of common stock issuable upon conversion of the Notes and exercise of the Warrants to the date which is the earlier of May 31, 2016 and the fifth (5th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such initial registration statement will not be subject to further review.

G.       On June 29, 2016, the Company and certain of the Buyers holding enough of the Notes and Warrants to constitute the Required Holders under Section 10 of the Registration Rights Agreement entered into a waiver agreement (the “Waiver Agreement”, together with the Original Registration Rights Agreement, the First Amendment Agreement, the Second Amendment Agreement and the Third Amendment Agreement, the “Registration Rights Agreement”), pursuant to which the Buyers waived (i) any breach prior to and including June 29, 2016 under Section 2(a) of the Registration Rights Agreement for the Company’s failure to have the initial registration statement brought effective by the initial effectiveness deadline, (ii) any right to Registration Delay Payments (as defined under the Registration Rights Agreement) prior to and including June 29, 2016 for failure to meet its obligations under Section 2(a), and (iii) compliance with the registration requirements of Section 2(a) from and including June 29, 2016, through August 31, 2016.

H.       The Company desires to further amend the definition of “Initial Effectiveness Deadline” in the Registration Rights Agreement.

I.         In compliance with Section 10 of the Registration Rights Agreement, this Fourth Amendment Agreement shall only be effective upon the execution and delivery of this Fourth Amendment Agreement and agreements in form and substance identical to this Fourth Amendment Agreement (the “Other Fourth Amendment Agreements”) by other holders of Registrable Securities (as defined in the SPA) (each an “Other Holder”) representing on the Closing Date at least fifty-one percent (51%) of the aggregate number of Registrable Securities issued or issuable under the Cash Notes and Cash Warrants issued on the Closing Date and shall include Hudson Bay so long as Hudson Bay and/or any of its affiliates collectively hold at least five percent (5%) of the Registrable Securities, in the aggregate (the “Required Holders”) (such time, the “Effective Time”).

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       Initial Effectiveness Deadline. Section 1(x) of the Registration Rights Agreement is amended such that “Initial Effectiveness Deadline” is now defined as “the date which is the earlier of (x) (i) March 1, 2017 and (y) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Initial Registration Statement will not be subject to further review; provided, however, that if the Initial Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Initial Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.”

2.       Waiver. The Holder hereby waives, with the intention that upon the satisfaction of the requirements of Section 10 of the Registration Rights Agreement such waiver will be binding for all Other Holders: (i) any breach of the Registration Rights Agreement prior to the date hereof under Section 2(a) of the Registration Rights Agreement for the Company’s failure to have the Initial Registration Statement brought effective by the Initial Effectiveness Deadline, prior to this Fourth Amendment Agreement and (ii) the Holder’s right to Registration Delay Payments (as defined under the Registration Rights Agreement) prior to the date hereof for the Company’s failure to have the Initial Registration Statement brought effective by the Initial Effectiveness Deadline.

3.       Acknowledgments. The Company hereby confirms and agrees that (i) except with respect to the amendment set forth in Section 1 above as of the Effective Time, the Registration Rights Agreement shall continue to be, in full force and effect; (ii) the execution, delivery and effectiveness of this Fourth Amendment Agreement shall not operate as an amendment of any right, power or remedy of the Holder except to the extent set forth herein. As of the Effective Time, the Registration Rights Agreement will be deemed to be fully amended and restated to reflect the amendment set forth in Section 1 above.

4.       Fees And Expenses. . Each party to this Fourth Amendment Agreement shall bear its own expenses in connection with the transactions contemplated hereby.

5.       No Material, Nonpublic Information. The Company hereby agrees and acknowledges that the transactions contemplated by this Fourth Amendment Agreement do not constitute material, nonpublic information of the Company or any of its Subsidiaries and that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and each Holder or any of its affiliates, on the other hand, have terminated prior to the date hereof. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, affiliates, employees and agents, not to, provide any Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of such Holder. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates employees or agents delivers any material, non-public information to any Holder without such Holder’s consent, the Company hereby covenants and agrees that such Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents not to trade on the basis of, such material, non-public information. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

6.       Independent Nature of Holder Obligations and Rights. The obligations of the Holder under this Fourth Amendment Agreement are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any Other Fourth Amendment Agreement. Nothing contained herein or in any Other Fourth Amendment Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Fourth Amendment Agreement or any Other Fourth Amendment Agreement and the Company acknowledges that the Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Fourth Amendment Agreement or any Other Fourth Amendment Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Fourth Amendment Agreement or, any Other Fourth Amendment Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

7.       No Third Party Beneficiaries. This Fourth Amendment Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.       Counterparts. This Fourth Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

9.       No Strict Construction. The language used in this Fourth Amendment Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

10.       Headings. The headings of this Fourth Amendment Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Fourth Amendment Agreement.

11.       Severability. If any provision of this Fourth Amendment Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Fourth Amendment Agreement so long as this Fourth Amendment Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

12.       Amendments. No provision of this Fourth Amendment Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders.

13.       Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Fourth Amendment Agreement and the consummation of the transactions contemplated hereby.

14.       Notice. Whenever notice is required to be given under this Fourth Amendment Agreement, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the SPA.

15.       Successors and Assigns. This Fourth Amendment Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

16.       Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meaning set forth in the Registration Rights Agreement.

17.       Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Fourth Amendment Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Fourth Amendment Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS FOURTH AMENDMENT AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Undersigned and the Company have caused their respective signature page to this Fourth Amendment Agreement to be duly executed as of the date first written above.

COMPANY:

GREAT BASIN SCIENTIFIC, INC.

By:
Name: Jeffrey Rona
Title: CFO

[Signature Page to Fourth Registration Rights Amendment Agreement]

IN WITNESS WHEREOF, each Undersigned and the Company have caused their respective signature page to this Fourth Amendment Agreement to be duly executed as of the date first written above.

HOLDER:

By:
Name:
Title:

[Signature Page to Fourth Registration Rights Amendment Agreement]